EX-99.906CERT

CERTIFICATION

Bryon Crowe, President of Advanced Equities Late Stage Opportunities Fund I, LLC.

(the “Registrant”), certifies to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2012 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/

Bryon Crowe

Bryon Crowe

President and Principal Financial Officer

Date:

3/18/13

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Advanced Equities Late Stage Opportunities Fund I, LLC. and will be retained by Advanced Equities Late Stage Opportunities Fund I, LLC. and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATION

Saju Bahuleyan, Chief Compliance Officer of Advanced Equities Late Stage Opportunities Fund I, LLC (the “Registrant”), certifies to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2012 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/

Saju Bahuleyan

Saju Bahuleyan

Chief Compliance Officer

Date:

3/18/13

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Advanced Equities Late Stage Opportunities Fund I, LLC. and will be retained by Advanced Equities Late Stage Opportunities Fund I, LLC. and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.